                         UNITED STATES BANKRUPTCY COURT
                         _________ DISTRICT OF DELAWARE

IN RE Highlands Insurance Group, Inc. et al.  CASE NO. 02-13196 through 02-13201
                                              REPORTING PERIOD: 11/30/02

                            MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                        WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case

--------------------------------------------------------------------  ---------------  ----------  -------------
                                                                                        DOCUMENT    EXPLANATION
                         REQUIRED DOCUMENTS                               FORM NO.      ATTACHED      ATTACHED
--------------------------------------------------------------------  ---------------  ----------  -------------
Schedule of Cash Receipts and Disbursements                            MOR-1               X
--------------------------------------------------------------------  ---------------  ----------  -------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)       X
--------------------------------------------------------------------  ---------------  ----------  -------------
   Copies of bank statements                                                               X
--------------------------------------------------------------------  ---------------  ----------  -------------
   Cash disbursements journals
--------------------------------------------------------------------  ---------------  ----------  -------------
Statement of Operations                                                MOR-2               X
--------------------------------------------------------------------  ---------------  ----------  -------------
Balance Sheet                                                          MOR-3               X
--------------------------------------------------------------------  ---------------  ----------  -------------
Status of Postpetition Taxes                                           MOR-4               X
--------------------------------------------------------------------  ---------------  ----------  -------------
   Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------------------  ---------------  ----------  -------------
   Copies of tax returns filed during reporting period
--------------------------------------------------------------------  ---------------  ----------  -------------
Summary of Unpaid Postpetition Debts                                   MOR-4               X
--------------------------------------------------------------------  ---------------  ----------  -------------
   Listing of aged accounts payable
--------------------------------------------------------------------  ---------------  ----------  -------------
Accounts Receivable Reconciliation and Aging                           MOR-5               X
--------------------------------------------------------------------  ---------------  ----------  -------------
Debtor Questionnaire                                                   MOR-5               X
--------------------------------------------------------------------  ---------------  ----------  -------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________          _______________________________
Signature of Debtor                              Date

_______________________________________          _______________________________
Signature of Joint Debtor                        Date

 /s/ Stephen L. Kibblehouse                       12/19/02
---------------------------------------          -------------------------------
Signature of Authorized Individual*              Date

                                                 Chief Executive Officer
Stephen L. Kibblehouse                            and General Counsel
---------------------------------------          -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN RE Highlands Insurance Group, Inc et al.  CASE NO. 02-13196 through 02-13201
                                             REPORTING PERIOD: 11/30/2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSMENTS

--------------------------------------------------------------------------------------------------------------------------------
                                                     BANK ACCOUNTS

                             Operating   Payables    Money Market     Money Market        Payables      Operating   Operating
                             9102663029  1014315825         4484882   AM1P                  3752021910  3750487802      20569113
                             Chase-HIGI  PNC-HIGI    Federated-HIGI   State Street-HIGI   BofAmer-HIGI  BofA-HCS    BankOne-NNHC
--------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH             898       8,075         209,439              30,140              0     175,899        28,894
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
Cash Sales                            -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                   -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Loans & Advances                      -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Sales Of Assets                       -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Other (Includes Interest)            66           -             231                   2                        115             -
--------------------------------------------------------------------------------------------------------------------------------
Transfers (From DIP ACCTS)       90,116           -               -                   -         50,024           -             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                   90,182           0             231                   2         50,024         115             0
--------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
Net Payroll                           -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes                         -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Sales, Use & Other Taxes              -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Inventory Purchases                   -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Secured/Rental/Leases                 -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Insurance                             -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Adminstrative & Selling               -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Selling                               -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)                   -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Owner Draw                            -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Transfers (TO DIP ACCOUNTS)           -           -         110,000              30,140              -           -             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Professional Fees                     -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees           -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------
Court Costs                           -           -               -                   -              -           -             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                   0           0         110,000              30,140              0           0             0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                    90,182           0        (109,769)            (30,138)        50,024         115             0
--------------------------------------------------------------------------------------------------------------------------------
Receipts Less Disbursements

--------------------------------------------------------------------------------------------------------------------------------
CASH-END OF MONTH                91,080       8,075          99,670                   2         50,024     176,014        28,894
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                  CURRENT MONTH                CUMULATIVE FILING TO DATE

                              Actual         Projected         Actual          Projected
----------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH      453,345           453,345         453,345           453,345
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------
Cash Sales                         -                 -               -                 -
----------------------------------------------------------------------------------------
Accounts Receivable                -                 -               -                 -
----------------------------------------------------------------------------------------
Loans & Advances                   -                 -               -                 -
----------------------------------------------------------------------------------------
Sales Of Assets                    -                 -               -                 -
----------------------------------------------------------------------------------------
Other (Includes Interest)        414                 -             414                 -
----------------------------------------------------------------------------------------
Transfers (From DIP ACCTS)   140,140                 -         140,140                 -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL RECEIPTS               140,554                 0         140,554                 0
----------------------------------------------------------------------------------------

DISBURSEMENTS
----------------------------------------------------------------------------------------
Net Payroll                        -                 -               -                 -
----------------------------------------------------------------------------------------
Payroll Taxes                      -                 -               -                 -
----------------------------------------------------------------------------------------
Sales, Use & Other Taxes           -                 -               -                 -
----------------------------------------------------------------------------------------
Inventory Purchases                -                 -               -                 -
----------------------------------------------------------------------------------------
Secured/Rental/Leases              -                 -               -                 -
----------------------------------------------------------------------------------------
Insurance                          -                 -               -                 -
----------------------------------------------------------------------------------------
Adminstrative & Selling            -             1,000               -             1,000
----------------------------------------------------------------------------------------
Selling                            -             3,704               -             3,704
----------------------------------------------------------------------------------------
Other (Attach List)                -                 -               -                 -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Owner Draw                         -                 -               -                 -
----------------------------------------------------------------------------------------
Transfers (TO DIP ACCOUNTS)  140,140                 -         140,140                 -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Professional Fees                  -                 -               -                 -
----------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees        -                 -               -                 -
----------------------------------------------------------------------------------------
Court Costs                        -                 -               -                 -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS          140,140             4,704         140,140             4,704
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
NET CASH FLOW                    414            (4,704)            414            (4,704)
----------------------------------------------------------------------------------------
Receipts Less Disbursements

----------------------------------------------------------------------------------------
CASH-END OF MONTH            453,759           448,641         453,759           448,641
----------------------------------------------------------------------------------------

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

-----------------------------------------------------------------------------------------------------
TOTAL DISBURSMENTS                                                                           $140,140
-----------------------------------------------------------------------------------------------------
  LESS:TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                            $140,140
-----------------------------------------------------------------------------------------------------
  PLUS:ESTATE DISBURSMENTS MADE BY OUTSIDE SOURCES (from escrow accounts)                    $      0
-----------------------------------------------------------------------------------------------------
TOTAL DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                               $      0
-----------------------------------------------------------------------------------------------------

No funds were disbursed on 10/31/02

                        Highlands Insurance Group, Inc.
                                   30-Nov-02

---------------------------------------------------------------------------------------------------------------
                              Operating        Payables       Money Market     Money Market    Payables
                                9102663029      1014315825          4484882    AM1P                  3752021910
                              ------------     -----------    -------------    ------------    ----------------
                              Chase            PNC            Federated        State Street    Bank Of America
Balance Per Books                91,080.02        8,075.14        99,670.00            1.90            5,023.79
===============================================================================================================

Bank Balance                     91,080.02        8,075.14        99,670.00            1.90           50,023.79
(+) Deposits in Transit
(-) Outstanding Checks
Other (See Below)
Adjusted Bank Balance            91,080.02        8,075.14        99,670.00            1.90           50,023.79
===============================================================================================================

Deposits in Transit

Checks Outstanding

Other

                                               -----------

Total Other                                              -

---------------------------------------------------------------------------------------------------------------

                          Highlands Claims and Safety
                                   30-Nov-02

-------------------------------------------------------------------------------------------
                              Operating
                                3750487802
                              ------------     -----------    -------------    ------------
Balance Per Books               175,899.30
===========================================================================================

Bank Balance                    176,039.03
(+) Deposits in Transit
(-) Outstanding Checks               25.00
Other (See Below)
Adjusted Bank Balance           176,014.03
===========================================================================================

Deposits in Transit

Checks Outstanding
Ck 1092 issued 12/06/01              25.00

Other
Unrecorded Deposit                  114.73

Total Other

-------------------------------------------------------------------------------------------

                     Northwestern National Holding Company
                                   30-Nov-02

------------------------------------------------------------------------------------------------------
                                      Operating
                                         20569113
                                     ------------       ------------     ------------     ------------
                                      Bank One
Balance Per Books                       28,894.04
======================================================================================================
Bank Balance                            28,894.04
(+) Deposits in Transit
(-) Outstanding Checks                          -
Other (See Below)
Adjusted Bank Balance                   28,894.04
======================================================================================================

Deposits in Transit

Checks Outstanding

Other

Total Other

------------------------------------------------------------------------------------------------------

                                                Case No             ___________
                                                Reporting Period     11/30/2002

   STATEMENT OF OPERATIONS
      (INCOME STATEMENT)

                                                                    CASE: 02-13198                       CASE: 02-13196
                                                                    ------------------------------------------------------------
                                                                     NORTHWESTERN NATIONAL                HIGHLANDS INSURANCE
                                                                     HOLDING COMPANY, INC.                    GROUP, INC
--------------------------------------------------------------------------------------------------------------------------------
                                                                               CUMULATIVE                           CUMULATIVE
REVENUES                                                            MONTH    FILING TO DATE              MONTH    FILING TO DATE
--------------------------------------------------------------------------------------------------------------------------------
Gross Revenues
--------------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances
--------------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                             0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------------------
Beginning Inventory
--------------------------------------------------------------------------------------------------------------------------------
Add: Purchases
--------------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor
--------------------------------------------------------------------------------------------------------------------------------
Add: Other Cost (attach schedule)
--------------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory
--------------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                            0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Insider Compensation *
--------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                              (18,682)          (18,682)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------------------------------------------------------
Taxes - Other
--------------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                                (11,077)          (11,077)
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization
--------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                        0                 0            (29,759)          (29,759)
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                                               0                 0
--------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                                      (796,187)         (796,187)
--------------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                                              0                 0
--------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                           0                 0           (825,946)         (825,946)
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                      (52,370)          (52,370)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
--------------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
--------------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment
--------------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)
--------------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                           0                 0            (52,370)          (52,370)
--------------------------------------------------------------------------------------------------------------------------------
Income Taxes
--------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                       0                 0           (878,316)         (878,316)
--------------------------------------------------------------------------------------------------------------------------------

* "Insider" is defined in 11 U.S.C. Section 101 (31)

                                                                    CASE: 02-13201                       CASE: 02-13200
                                                                    -----------------------------------------------------------
                                                                         HIGHLANDS                        HIGHLANDS CLAIMS AND
                                                                    SERVICE CORPORATION                   SAFETY SERVICES, INC
--------------------------------------------------------------------------------------------------------------------------------
                                                                               CUMULATIVE                          CUMULATIVE
REVENUES                                                            MONTH    FILING TO DATE              MONTH    FILING TO DATE
--------------------------------------------------------------------------------------------------------------------------------
Gross Revenues
--------------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances
--------------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                             0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------------------
Beginning Inventory
--------------------------------------------------------------------------------------------------------------------------------
Add: Purchases
--------------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor
--------------------------------------------------------------------------------------------------------------------------------
Add: Other Cost (attach schedule)
--------------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory
--------------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                            0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Insider Compensation *
--------------------------------------------------------------------------------------------------------------------------------
Insurance
--------------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------------------------------------------------------
Taxes - Other
--------------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization
--------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                        0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                                             131               131
--------------------------------------------------------------------------------------------------------------------------------
Interest Expense
--------------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                         0                 0               (118)             (118)
--------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                           0                 0                 13                13
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
--------------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
--------------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment
--------------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)
--------------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                           0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
Income Taxes
--------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                       0                 0                 13                13
--------------------------------------------------------------------------------------------------------------------------------

* "Insider" is defined in 11 U.S.C. Section 101 (31)

                                                                    CASE: 02-13199                      CASE: 02-13197
                                                                    --------------------------------------------------------------
                                                                    AMERICAN RELIANCE INC.              HIGHLANDS HOLDING COMPANY
----------------------------------------------------------------------------------------------------------------------------------
                                                                               CUMULATIVE                            CUMULATIVE
REVENUES                                                            MONTH    FILING TO DATE              MONTH      FILING TO DATE
----------------------------------------------------------------------------------------------------------------------------------
Gross Revenues
----------------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances
----------------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                             0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
Beginning Inventory
----------------------------------------------------------------------------------------------------------------------------------
Add: Purchases
----------------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor
----------------------------------------------------------------------------------------------------------------------------------
Add: Other Cost (attach schedule)
----------------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory
----------------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                            0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Insider Compensation *
----------------------------------------------------------------------------------------------------------------------------------
Insurance
----------------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses
----------------------------------------------------------------------------------------------------------------------------------
Taxes - Other
----------------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation
----------------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization
----------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                        0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)
----------------------------------------------------------------------------------------------------------------------------------
Interest Expense
----------------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                                               0                  0
----------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                           0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
----------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
----------------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
----------------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment
----------------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)
----------------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                           0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
Income Taxes
----------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                       0                 0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------

* "Insider" is defined in 11 U.S.C. Section 101 (31)

                                                           ------------------------
                                                                CONSOLIDATING
-----------------------------------------------------------------------------------
                                                                       CUMULATIVE
REVENUES                                                    MONTH    FILING TO DATE
-----------------------------------------------------------------------------------
Gross Revenues                                                  0                 0
-----------------------------------------------------------------------------------
Less: Returns and Allowances                                    0                 0
-----------------------------------------------------------------------------------
Net Revenue                                                     0                 0
-----------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------
Beginning Inventory                                             0                 0
-----------------------------------------------------------------------------------
Add: Purchases                                                  0                 0
-----------------------------------------------------------------------------------
Add: Cost of Labor                                              0                 0
-----------------------------------------------------------------------------------
Add: Other Cost (attach schedule)                               0                 0
-----------------------------------------------------------------------------------
Less: Ending Inventory                                          0                 0
-----------------------------------------------------------------------------------
Cost of Goods Sold                                              0                 0
-----------------------------------------------------------------------------------
Gross Profit                                                    0                 0
-----------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------
Insider Compensation *                                          0                 0
-----------------------------------------------------------------------------------
Insurance                                                 (18,682)          (18,682)
-----------------------------------------------------------------------------------
Management Fees/Bonuses                                         0                 0
-----------------------------------------------------------------------------------
Taxes - Other                                                   0                 0
-----------------------------------------------------------------------------------
Other (attach schedule)                                   (11,077)          (11,077)
-----------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                    0                 0
-----------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             0                 0
-----------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses          (29,759)          (29,759)
-----------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------------
Other Income (attach schedule)                                131               131
-----------------------------------------------------------------------------------
Interest Expense                                         (796,187)         (796,187)
-----------------------------------------------------------------------------------
Other Expense (attach schedule)                              (118)             (118)
-----------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items            (825,933)         (825,933)
-----------------------------------------------------------------------------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------------
Professional Fees                                         (52,370)          (52,370)
-----------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                     0                 0
-----------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)                                      0                 0
-----------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                              0                 0
-----------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                 0                 0
-----------------------------------------------------------------------------------
Total Reorganization Expenses                             (52,370)          (52,370)
-----------------------------------------------------------------------------------
Income Taxes
-----------------------------------------------------------------------------------
Net Profit (Loss)                                        (930,673)         (930,673)
-----------------------------------------------------------------------------------

* "Insider" is defined in 11 U.S.C. Section 101 (31)

                                                                     CASE: 02-13198                       CASE: 02-13196
                                                                    ------------------------------------------------------------
                                                                     NORTHWESTERN NATIONAL                HIGHLANDS INSURANCE
                                                                     HOLDING COMPANY, INC.                    GROUP, INC.
--------------------------------------------------------------------------------------------------------------------------------
                                                                              CUMULATIVE                           CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                       MONTH    FILING TO DATE              MONTH    FILING TO DATE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
OTHER COSTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Directors Fees                                                                                          (6,366)           (6,366)
--------------------------------------------------------------------------------------------------------------------------------
Mellon investors services                                                                               (4,711)           (4,711)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0            (11,077)          (11,077)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0             11,077            11,077
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME
--------------------------------------------------------------------------------------------------------------------------------
Claims Service Fees                                                                                          0                 0
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Claims service expense
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                  CASE: 02-13201                        CASE: 02-13200
                                                                  --------------------------------------------------------------
                                                                         HIGHLANDS                      HIGHLANDS CLAIMS AND
                                                                    SERVICE CORPORATION                 SAFETY SERVICES, INC.
--------------------------------------------------------------------------------------------------------------------------------
                                                                              CUMULATIVE                           CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                       MONTH    FILING TO DATE              MONTH    FILING TO DATE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
OTHER COSTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Directors Fees
--------------------------------------------------------------------------------------------------------------------------------
Mellon investors services
--------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                  0                 0
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME
--------------------------------------------------------------------------------------------------------------------------------
Claims Service Fees                                                                                        131               131
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Claims service expense                                                                                    (118)             (118)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                    CASE: 02-13199                       CASE: 02-13197
                                                                   ---------------------------------------------------------------
                                                                    AMERICAN RELIANCE INC.               HIGHLANDS HOLDING COMPANY
----------------------------------------------------------------------------------------------------------------------------------
                                                                              CUMULATIVE                           CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                       MONTH    FILING TO DATE              MONTH    FILING TO DATE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
OTHER COSTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                    0                 0
----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Directors Fees
----------------------------------------------------------------------------------------------------------------------------------
Mellon investors services
----------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                    0                 0
----------------------------------------------------------------------------------------------------------------------------------
                                                                        0                 0                    0                 0
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME
----------------------------------------------------------------------------------------------------------------------------------
Claims Service Fees
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Claims service expense
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                    -----------------------
                                                                        CONSOLIDATING
-------------------------------------------------------------------------------------------
                                                                              CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                       MONTH    FILING TO DATE
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
OTHER COSTS
-------------------------------------------------------------------------------------------
                                                                        0                 0
-------------------------------------------------------------------------------------------
OTHER OPERATIONAL EXPENSES
-------------------------------------------------------------------------------------------
Directors Fees
-------------------------------------------------------------------------------------------
Mellon investors services
-------------------------------------------------------------------------------------------
                                                                        0                 0
-------------------------------------------------------------------------------------------
                                                                        0                 0
-------------------------------------------------------------------------------------------
OTHER INCOME
-------------------------------------------------------------------------------------------
Claims Service Fees
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
OTHER EXPENSES
-------------------------------------------------------------------------------------------
Claims service expense
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET                         Reporting Date   11/30/2002

The Balance Sheet is to be completed on an accrual basis only.
Pre-petition liabilities must be classified separately from postpetition obligations.

                                                          CASE: 02-13198                          CASE: 02-13196
                                                          -------------------------------------------------------------------------
                                                              Northwestern National Holding         Highlands Insurance Group, Inc.
                                                                       Company, Inc.

                                                            Book Value at                          Book Value at
                                                           End of Current         Book Value on    End of Current     Book Value on
                           ASSETS                         Reporting Period        Petition Date   Reporting Period    Petition Date
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
  (see continuation sheet)                                         28,894                28,894            248,850          248,567
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Inventories
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Legal Expenses                                                                                      45,920           98,290
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                          1,983,370             1,983,370        (22,686,308)     (22,667,626)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            2,012,264             2,012,264     $  (22,391,538)   $ (22,320,769)
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                              -                     -     $            -    $           -
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                      -                     -     $            -    $           -
===================================================================================================================================
TOTAL ASSETS                                                    2,012,264             2,012,264     $  (22,391,538)   $ (22,320,769)
===================================================================================================================================

        LIABILITIES AND OWNER EQUITY
---------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
  (POSTPETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                             4,711
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable
-----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                                     6,366
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (accrued interest)                                                          796,188
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                          -                     -     $      807,265    $           -
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                            47,504,390       47,504,390
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                      1,124                 1,124         75,702,166       75,701,885
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                      1,124                 1,124     $  123,206,556    $ 123,206,275
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   1,124                 1,124     $  124,013,821    $ 123,206,275
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                      10,000                10,000            137,181          137,181
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                    120,543,607           120,543,607        228,871,789      228,871,789
-----------------------------------------------------------------------------------------------------------------------------------
Partner's Capital Account
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                             (118,542,467)         (118,542,467)
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Postpetition                                                                      (388,024,225)    (387,145,910)
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                                           12,609,896       12,609,896
-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions)
(Draws) (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                2,011,140             2,011,140     $ (146,405,359)   $(145,527,044)
===================================================================================================================================
TOTAL LIABILITIES AND OWNER'S EQUITY                            2,012,264             2,012,264        (22,391,538)   $ (22,320,769)
===================================================================================================================================

**Insider* is defined in 11 U.S.C. Section 101(31)             FORM MOR-3 (9/99)

                                                         CASE: 02-13201                         CASE: 02-13200
                                                         --------------------------------------------------------------------------
                                                           Highlands Service Corporation              Higlands Claims and Safety
                                                                                                             Services Inc.

                                                           Book Value at                          Book Value at
                                                          End of Current      Book Value on      End of Current       Book Value on
                       ASSETS                            Reporting Period     Petition Date     Reporting Period      Petition Date
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                                        176,014            175,899
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
  (see continuation sheet)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                          34,614           34,614                   203                176
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Inventories
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Legal Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                                     3,742              3,742
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                             $ 34,614         $ 34,614             $ 179,959        $   179,817
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                       $      -         $      -             $       -        $         -
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                               $      -         $      -             $       -        $         -
===================================================================================================================================
TOTAL ASSETS                                                     $ 34,614         $ 34,614             $ 179,959        $   179,817
===================================================================================================================================

        LIABILITIES AND OWNER EQUITY
---------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
  (POSTPETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable
-----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (accrued interest)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                   $      -         $      -             $       -        $         -
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                     23,464           23,464                 3,129              3,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                   $ 23,464         $ 23,464             $   3,129        $     3,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                $ 23,464         $ 23,464             $   3,129        $     3,000
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                              1,000              1,000
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital
-----------------------------------------------------------------------------------------------------------------------------------
Partner's Capital Account
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                   11,150           11,150               175,830            175,817
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Postpetition
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions)
(Draws) (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                 $ 11,150         $ 11,150             $ 176,830        $   176,817
===================================================================================================================================
TOTAL LIABILITIES AND OWNER'S EQUITY                               34,614           34,614               179,959            179,817
===================================================================================================================================

**Insider* is defined in 11 U.S.C. Section 101(31)             FORM MOR-3 (9/99)

                                                   CASE: 02-13199                        CASE: 02-13197
                                                   ------------------------------------------------------------------------
                                                        American Reliance, Inc.              Highlands Holding Company

                                                     Book Value at                        Book Value at
                                                    End of Current      Book Value on     End of Current      Book Value on
                           ASSETS                  Reporting Period     Petition Date    Reporting Period     Petition Date
---------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents
---------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
  (see continuation sheet)
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)
---------------------------------------------------------------------------------------------------------------------------
Notes Receivable
---------------------------------------------------------------------------------------------------------------------------
Inventories
---------------------------------------------------------------------------------------------------------------------------
Prepaid Legal Expenses
---------------------------------------------------------------------------------------------------------------------------
Professional Retainers
---------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                    2,151,856        2,151,856         (12,000,000)       (12,000,000)
---------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                  $   2,151,856    $   2,151,856       $ (12,000,000)     $ (12,000,000)
---------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
---------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
---------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
---------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
---------------------------------------------------------------------------------------------------------------------------
Vehicles
---------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
---------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                            $           -    $           -       $           -      $           -
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
---------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)
---------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                    $           -    $           -       $           -      $           -
===========================================================================================================================
TOTAL ASSETS                                          $   2,151,856    $   2,151,856       $ (12,000,000)     $ (12,000,000)
===========================================================================================================================

        LIABILITIES AND OWNER EQUITY
---------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
  (POSTPETITION)
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
---------------------------------------------------------------------------------------------------------------------------
Wages Payable
---------------------------------------------------------------------------------------------------------------------------
Notes Payable
---------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment
---------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
---------------------------------------------------------------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
---------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (accrued interest)
---------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                        $           -    $           -       $           -      $           -
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------------------------------------------------------------
Secured Debt
---------------------------------------------------------------------------------------------------------------------------
Priority Debt
---------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                            3,470,447        3,470,447                 394                394
---------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        $   3,470,447    $   3,470,447       $         394      $         394
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                     $   3,470,447    $   3,470,447       $         394      $         394
---------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                   272              272
---------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                              164,095,489      164,095,489
---------------------------------------------------------------------------------------------------------------------------
Partner's Capital Account
---------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                       (165,414,352)    (165,414,352)        (12,000,394)       (12,000,394)
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Postpetition
---------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions)
(Draws) (attach schedule)                                                                         -                -
---------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                      $  (1,318,591)   $  (1,318,591)      $ (12,000,394)     $ (12,000,394)
===========================================================================================================================
TOTAL LIABILITIES AND OWNER'S EQUITY                  $   2,151,856    $   2,151,856       $ (12,000,000)     $ (12,000,000)
===========================================================================================================================

**Insider* is defined in 11 U.S.C. Section 101(31)             FORM MOR-3 (9/99)

                                                    -----------------------------------
                                                                CONSOLIDATING

                                                       Book Value at
                                                       End of Current     Book Value on
                           ASSETS                     Reporting Period    Petition Date
---------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                              176,014          175,899
---------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
  (see continuation sheet)                                     277,744          277,461
---------------------------------------------------------------------------------------
Accounts Receivable (Net)                                       34,817           34,790
---------------------------------------------------------------------------------------
Notes Receivable                                                     -                -
---------------------------------------------------------------------------------------
Inventories                                                          -                -
---------------------------------------------------------------------------------------
Prepaid Legal Expenses                                          45,920           98,290
---------------------------------------------------------------------------------------
Professional Retainers                                               -                -
---------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                     (30,547,340)     (30,528,658)
---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     $ (30,012,845)   $ (29,942,218)
---------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------
Real Property and Improvements                                       -                -
---------------------------------------------------------------------------------------
Machinery and Equipment                                              -                -
---------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                             -                -
---------------------------------------------------------------------------------------
Leasehold Improvements                                               -                -
---------------------------------------------------------------------------------------
Vehicles                                                             -                -
---------------------------------------------------------------------------------------
Less Accumulated Depreciation                                        -                -
---------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                               $           -    $           -
---------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------
Loans to Insiders*                                                   -                -
---------------------------------------------------------------------------------------
Other Assets (attach schedule)                                       -                -
---------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                       $           -    $           -
=======================================================================================
TOTAL ASSETS                                             $ (30,012,845)   $ (29,942,218)
=======================================================================================

        LIABILITIES AND OWNER EQUITY
---------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
  (POSTPETITION)
---------------------------------------------------------------------------------------
Accounts Payable                                                 4,711                -
---------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                  -                -
---------------------------------------------------------------------------------------
Wages Payable                                                        -                -
---------------------------------------------------------------------------------------
Notes Payable                                                        -                -
---------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment                                   -                -
---------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                          -                -
---------------------------------------------------------------------------------------
Professional Fees                                                    -                -
---------------------------------------------------------------------------------------
Amounts Due to Insiders*                                         6,366                -
---------------------------------------------------------------------------------------
Other Postpetition Liabilities (accrued interest)              796,188                -
---------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                           $     807,265    $           -
---------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------------------------
Secured Debt                                                47,504,390       47,504,390
---------------------------------------------------------------------------------------
Priority Debt                                                        -                -
---------------------------------------------------------------------------------------
Unsecured Debt                                              79,200,724       79,200,314
---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           $ 126,705,114    $ 126,704,704
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                        $ 127,512,379    $ 126,704,704
---------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------
Capital Stock                                                  148,453          148,453
---------------------------------------------------------------------------------------
Additional Paid-In Capital                                 513,510,885      513,510,885
---------------------------------------------------------------------------------------
Partner's Capital Account                                            -                -
---------------------------------------------------------------------------------------
Owner's Equity Account                                               -                -
---------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                          (295,770,233)    (295,770,246)
---------------------------------------------------------------------------------------
Retained Earnings - Postpetition                          (388,024,225)    (387,145,910)
---------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)               12,609,896       12,609,896
---------------------------------------------------------------------------------------
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)                                          -                -
---------------------------------------------------------------------------------------
NET OWNER EQUITY                                         $(157,525,224)   $(156,646,922)
=======================================================================================
TOTAL LIABILITIES AND OWNER'S EQUITY                     $ (30,012,845)   $ (29,942,218)
=======================================================================================

**Insider* is defined in 11 U.S.C. Section 101(31)             FORM MOR-3 (9/99)

                                                 ---------------------------------------------------------------------------------
                                                 Northwestern National Holding Company, Inc.       Highlands Insurance Group, Inc.

                                                    Book Value at                                Book Value at
                                                    End of Current      Book Value on            End of Current     Book Value on
ASSETS                                             Reporting Period     Petition Date           Reporting Period    Petition Date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
----------------------------------------------------------------------------------------------------------------------------------
  Investment in Subs                                      1,986,370         1,986,370                (22,723,671)      (22,723,671)
----------------------------------------------------------------------------------------------------------------------------------
  Prepaid Insurance                                                                                       37,363            56,045
----------------------------------------------------------------------------------------------------------------------------------
  Taxes Recoverable
----------------------------------------------------------------------------------------------------------------------------------
  Receivables from affiliates
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Assets
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Book Value at                                Book Value at
                                                    End of Current      Book Value on            End of Current     Book Value on
LIABILITIES AND OWNER EQUITY                       Reporting Period     Petition Date           Reporting Period    Petition Date
----------------------------------------------------------------------------------------------------------------------------------
Other Pospetition Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                           -                 -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                           -                 -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                           -                 -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Adjustment to Owner Equity
----------------------------------------------------------------------------------------------------------------------------------
  Treasury Stock                                                  -                -                   3,999,394         3,999,394
----------------------------------------------------------------------------------------------------------------------------------
  Deferred Comp on Restricted Stock                               -                                      313,189           313,189
----------------------------------------------------------------------------------------------------------------------------------
  Preferred Stock                                                 -                -                 (16,922,520)      (16,922,520)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Pospetition Contributions (Distributions) (Draws)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                                    ------------------------------------------------------------------------------
                                                     Highlands Service Corporation         Higlands Claims and Safety Services Inc

                                                      Book Value at                          Book Value at
                                                     End of Current    Book Value on        End of Current           Book Value on
ASSETS                                              Reporting Period   Petition Date       Reporting Period          Petition Date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
----------------------------------------------------------------------------------------------------------------------------------
  Investment in Subs                                               -              -                       -                      -
----------------------------------------------------------------------------------------------------------------------------------
  Prepaid Insurance
----------------------------------------------------------------------------------------------------------------------------------
  Taxes Recoverable                                                                                   3,742                  3,742
----------------------------------------------------------------------------------------------------------------------------------
  Receivables from affiliates
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Assets
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     Book Value at                            Book Value at
                                                     End of Current    Book Value on          End of Current         Book Value on
LIABILITIES AND OWNER EQUITY                        Reporting Period   Petition Date         Reporting Period        Petition Date
----------------------------------------------------------------------------------------------------------------------------------
Other Pospetition Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Adjustment to Owner Equity
----------------------------------------------------------------------------------------------------------------------------------
  Treasury Stock                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
  Deferred Comp on Restricted Stock                               -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
  Preferred Stock                                                 -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
Pospetition Contributions (Distributions) (Draws)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                                    ------------------------------------------------------------------------------
                                                         American Reliance Inc.                   Highlands Holding Company

                                                     Book Value at                          Book Value at
                                                     End of Current    Book Value on        End of Current           Book Value on
ASSETS                                              Reporting Period   Petition Date       Reporting Period          Petition Date
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
----------------------------------------------------------------------------------------------------------------------------------
  Investment in Subs                                       2,074,519        2,074,519          (12,000,394)            (12,000,394)
----------------------------------------------------------------------------------------------------------------------------------
  Prepaid Insurance
----------------------------------------------------------------------------------------------------------------------------------
  Taxes Recoverable
----------------------------------------------------------------------------------------------------------------------------------
  Receivables from affiliates                                 77,337           77,337
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Assets
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     Book Value at                            Book Value at
                                                     End of Current    Book Value on          End of Current         Book Value on
LIABILITIES AND OWNER EQUITY                        Reporting Period   Petition Date         Reporting Period        Petition Date
----------------------------------------------------------------------------------------------------------------------------------
Other Pospetition Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
                                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Adjustment to Owner Equity
----------------------------------------------------------------------------------------------------------------------------------
  Treasury Stock                                                  -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
  Deferred Comp on Restricted Stock                               -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------
  Preferred Stock                                                 -                -                      -                      -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Pospetition Contributions (Distributions) (Draws)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                                   ----------------------------------
                                                              CONSOLIDATING

                                                      Book Value at
                                                     End of Current    Book Value on
ASSETS                                              Reporting Period   Petition Date
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other Current Assets
------------------------------------------------------------------------------------
  Investment in Subs                                    (30,663,176)     (30,663,176)
------------------------------------------------------------------------------------
  Prepaid Insurance                                          37,363           56,045
------------------------------------------------------------------------------------
  Taxes Recoverable                                           3,742            3,742
------------------------------------------------------------------------------------
  Receivables from affiliates                                77,337           77,337
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other Assets                                                      -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                      Book Value at
                                                     End of Current    Book Value on
LIABILITIES AND OWNER EQUITY                        Reporting Period   Petition Date
------------------------------------------------------------------------------------
Other Pospetition Liabilities
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------
                                                                  -                -
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Adjustment to Owner Equity
------------------------------------------------------------------------------------
  Treasury Stock                                          3,999,394        3,999,394
------------------------------------------------------------------------------------
  Deferred Comp on Restricted Stock                         313,189          313,189
------------------------------------------------------------------------------------
  Preferred Stock                                       (16,922,520)     (16,922,520)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Pospetition Contributions (Distributions) (Draws)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

====================================================================================

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

IN RE Highlands Insurance Group, Inc. et al.  CASE NO. 02-13196 through 02-13201
            Debtor                            REPORTING PERIOD 11/30/02

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes
Attach photocopies of any tax returns filed during the reporting period

================================================================================================================================
                                                Beginning      Amount                                                Ending
                                                   Tax      Withheld or     Amount         Date       Check No.       Tax
                                                Liability     Accrued        Paid          Paid        or EFT       Liability
================================================================================================================================
FEDERAL
================================================================================================================================
Withholding
--------------------------------------------------------------------------------------------------------------------------------
FICA-Employee
--------------------------------------------------------------------------------------------------------------------------------
FICA-Employer
--------------------------------------------------------------------------------------------------------------------------------
Unemployment
--------------------------------------------------------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------------------------------------------------------
Other:
--------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                             -0-                                                                 -0-
================================================================================================================================
STATE AND LOCAL
================================================================================================================================
Withholding
--------------------------------------------------------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------------------------------------------------------
Excise
--------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
--------------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY
--------------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
--------------------------------------------------------------------------------------------------------------------------------
OTHER:
================================================================================================================================
  TOTAL STATE AND LOCAL                            -0-                                                                 -0-
================================================================================================================================
TOTAL TAXES                                        -0-                                                                 -0-
================================================================================================================================

*Debtors have no employees

                                       SUMMARY OF UNPAID POSTPETITION DEBTS

ATTACH AGED LISTING OF ACCOUNTS PAYABLE.
================================================================================================================================
                                                                          NUMBER OF DAYS PAST DUE
                                              ==================================================================================
                                               Current         0-30          31-60         61-90       Over 90         Total
================================================================================================================================
Accounts Payable                                4,711                                                                  4,711
--------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                             --
--------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                             --
--------------------------------------------------------------------------------------------------------------------------------
Rent/Leases-Building                                                                                                      --
--------------------------------------------------------------------------------------------------------------------------------
Rent/Leases-Equipment                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                 --
--------------------------------------------------------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders* (Directors Fees)       6,366                                                                  6,366
--------------------------------------------------------------------------------------------------------------------------------
Other: (Accrued Interest)                     796,188                                                                796,188
--------------------------------------------------------------------------------------------------------------------------------
Other:
================================================================================================================================
TOTAL POSTPETITION DEBTS                      807,265                                                                807,265
================================================================================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS. Liabilities, other than accrued interest, will be paid from remaining cash of Debtor.
Accrued interest will not be paid currently.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

* "Insider" is defined in 11 U.S.C. Section 101(31).                  FORM MOR-4
                                                                          (9/99)

IN RE Highlands Insurance Group, Inc. et al.  CASE NO. 02-13196 through 02-13201
                   Debtor                     REPORTING PERIOD 11/30/02

                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------------------------   -----------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                                             AMOUNT
-------------------------------------------------------------------------------------------------   -----------------------------
Total Accounts Receivable at the beginning of the reporting period                                              $34,790
-------------------------------------------------------------------------------------------------   -----------------------------

+ Amounts billed during the period                                                                                   27
-------------------------------------------------------------------------------------------------   -----------------------------

- Amounts collected during the period
-------------------------------------------------------------------------------------------------   -----------------------------

Total Accounts Receivable at the end of the reporting period                                                     34,817
-------------------------------------------------------------------------------------------------   -----------------------------

-------------------------------------------------------------------------------------------------   -----------------------------
ACCOUNTS RECEIVABLE AGING                                                                                      AMOUNT
-------------------------------------------------------------------------------------------------   -----------------------------
0 - 30 days old                                                                                                      27
-------------------------------------------------------------------------------------------------   -----------------------------

31 - 60 days old                                                                                                    176
-------------------------------------------------------------------------------------------------   -----------------------------

61 - 90 days old
-------------------------------------------------------------------------------------------------   -----------------------------

91+ days old                                                                                                     34,614
-------------------------------------------------------------------------------------------------   -----------------------------

TOTAL ACCOUNTS RECEIVABLE                                                                                        34,817
-------------------------------------------------------------------------------------------------   -----------------------------

AMOUNT CONSIDERED UNCOLLECTIBLE (BAD DEBT)                                                                           --
-------------------------------------------------------------------------------------------------   -----------------------------

ACCOUNTS RECEIVABLE (NET)                                                                                        34,817
-------------------------------------------------------------------------------------------------   -----------------------------

                                               DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------------     -------------  --------------
MUST BE COMPLETED EACH MONTH                                                                             YES             NO
------------------------------------------------------------------------------------------------     -------------  --------------
1.   Have any assets been sold or transferred outside the normal course of business                                       X
     this reporting period? If yes, provide an explanation below.
------------------------------------------------------------------------------------------------     -------------  --------------
2.   Have any funds been disbursed from any account other than a debtor in
     possession account X this reporting period? If yes, provide an explanation below.                                    X
------------------------------------------------------------------------------------------------     -------------  --------------
3.   Have all postpetition tax returns been timely filed? If no, provide an explanation                   X
     below.
------------------------------------------------------------------------------------------------     -------------  --------------
4.   Are workers compensation, general liability and other necessary insurance                            X
     coverages in effect? If no, provide an explanation below.
------------------------------------------------------------------------------------------------ --- -------------  --------------

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

                                                                      FORM MOR-5
                                                                          (9/99)